UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2011 (June 24, 2011)

FactorShares 2X: S&P500 Bull/TBond Bear
(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0561294
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer ID Number)

c/o Factor Capital Management, LLC
1 Penn Plaza	10119
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

001-35087
(Commission File Number)

(212) 786-7481
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2011, FactorShares 2X: S&P500 Bull/TBond Bear (“the Fund”) amended the Amended And Restated Declaration of Trust and Trust Agreement of the Fund, changing the Fund’s fiscal year end to December 31 from June 30. A copy of the Articles of Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement of the Fund is included as an exhibit to this Report on Form 8-K and is incorporated by reference into this Item No. 5.03.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is being filed as part of this Report on Form 8-K:

3.11 Amendment No. 1 to the Amended and Restated Declaration of Trust and Trust Agreement of the Fund.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FactorShares 2X: S&P500 Bull/TBond Bear

By:	Factor Capital Management, LLC, its
Managing Owner

By: /s/ Stuart Rosenthal

Name: Stuart Rosenthal
Title: Chief Executive Officer

Date: June 27, 2011